SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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BNS Holding, Inc.

(Name of Registrant as Specified In Its Charter)

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BNS Holding, Inc.

25 Enterprise Center, Suite 104

Middletown, RI 02842

Telephone: (401) 848-6300

Fax: (401) 848-6444

May 10, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of BNS Holding, Inc. (the “Company”) on Thursday, June 15, 2006 at 11:00 a.m. at 25 Enterprise Center, Middletown, Rhode Island. The accompanying formal Notice of Annual Meeting of Stockholders and Proxy Statement contain the items of business expected to be considered and acted upon at the meeting, including the election of five director nominees, who shall serve until the next annual meeting of stockholders in accordance with our By-laws and until their successors are duly elected and qualified.

We hope you will be able to attend this year’s Annual Meeting, but if you cannot, it is important that your shares be represented at the meeting. Thus, whether or not you plan to attend the Annual Meeting, we urge you to sign and return the enclosed proxy card or vote by telephone or over the Internet at your earliest convenience so that your shares will be represented at the meeting. If you so desire, you can withdraw your proxy and vote in person at the meeting.

We welcome the opportunity to share our thoughts about the Company with our stockholders at this year’s Annual Meeting and look forward to your questions and comments.

Sincerely,

Kenneth N. Kermes

Chairman of the Board

Michael Warren

President and Chief Executive Officer

BNS Holding, Inc.

25 Enterprise Center, Suite 104

Middletown, RI 02842

Telephone: (401) 848-6300

Fax: (401) 848-6444

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

To Be Held June 15, 2006

Notice is hereby given that the 2006 Annual Meeting of Stockholders of BNS Holding, Inc. (the “Company”), a Delaware corporation, will be held at 11:00 a.m. local time on Thursday, June 15, 2006 at 25 Enterprise Center, Middletown, Rhode Island, to consider and act upon the following items of business:

1.    To elect five directors of the Company, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified;

2.    To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

3.    To transact such other business that may properly come before the Annual Meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record of the Company at the close of business on May 5, 2006 will be entitled to receive notice of and to vote at the Annual Meeting of Stockholders or any adjourned session. A list of all stockholders of record as of May 5, 2006 will be open for inspection at the meeting.

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, containing financial data and a summary of operations for 2005, is being mailed to the stockholders with this Proxy Statement, on or about May 15, 2006.

By Order of the Board of Directors

Sandra B. Kearney

Secretary

Middletown, Rhode Island

May 10, 2006

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE OR OVER THE INTERNET PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE SECRETARY OF THE COMPANY.

When completing your proxy card, please sign your name as it appears printed. If signing as an attorney, executor, administrator, trustee or guardian, please give your full title. A proxy executed by a corporation must be signed by an authorized officer.

BNS Holding, Inc.

25 Enterprise Center, Suite 104

Middletown, Rhode Island 02842

Phone: (401) 848-6300

Fax: (401) 848-6444

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 15, 2006

This proxy statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of BNS Holding, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 25 Enterprise Center, Middletown, Rhode Island on Thursday, June 15, 2006 at 11:00 a.m. local time or at any adjournments thereof.

At the Annual Meeting, stockholders will be asked: (1) to elect five members of the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and (3) to transact such other business that may properly come before the Annual Meeting or any adjournments thereof.

General

The enclosed proxy is solicited by the Board for the purposes set forth in the Notice of Annual Meeting of Stockholders. Throughout this proxy statement we sometimes use the term “Class A Stock” to refer to our Class A Common Stock and the term “Class B Stock” to refer to our Class B Common Stock. When we use the term “Common Stock” we are referring to both our Class A Stock and the Class B Stock. The solicitation is being made by mail and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this proxy statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our Common Stock.

Pursuant to a vote of the Board, each stockholder of record at the close of business on May 5, 2006 (the “record date”), is entitled to notice of and vote at the Annual Meeting. As of the close of business on the record date, we had 3,030,444 shares of Common Stock outstanding, comprised of 3,030,444 shares of Class A Stock and no shares of Class B Stock. Our Certificate of Incorporation provides that each share of Class A Stock outstanding on the record date entitles the holder thereof to one vote, except as otherwise provided by law or by the Certificate of Incorporation. Consistent with Delaware law and as provided under our By-laws, the holders of shares entitled to cast a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter.

Required Vote

The nominees for election for directors under Proposal 1 who receive the greatest number of votes properly cast for the election of directors shall be elected directors. The Board has designated each of Richard M. Donnelly, J. Robert Held, Jack Howard, James Henderson and Kenneth N. Kermes, as nominees to be elected by the holders of our Common Stock.

A majority of the total votes properly cast by the holders of Common Stock is required to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006.

Judges of Election

Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by our Board to act as Judges of Election for the meeting, as provided by our By-laws. The Judges of Election will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Judges of Election will count shares represented by proxies that reflect abstentions (or withheld in the case of Proposal 1) and “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions (or withheld) and broker non-votes are not treated as a vote for or against the election of directors or ratification of independent auditors.

Telephone and Internet Voting

Registered stockholders can vote their shares via (i) a toll-free telephone call from the U.S. and Canada; (ii) the internet; or (iii) by mailing their signed proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the internet are set forth on the enclosed proxy card. Stockholders who hold their shares in street name will need to contact their broker or other nominee to determine whether they will be able to vote by telephone or electronically.

Proxies

Proxies returned to us or our transfer agent, Computershare (“Transfer Agent”), and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

Any proxy which is timely signed and returned with no other markings will be voted in accordance with the recommendation of our Board. The proxies also give our Board discretionary authority to vote the shares represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Annual Meeting.

The execution of a proxy will in no way affect your right to attend the Annual Meeting and vote in person. You have the right to revoke your proxy prior to the Annual Meeting by giving notice to our Corporate Secretary, Sandra B. Kearney, at our executive offices. You may also complete and submit a new proxy prior to the Annual Meeting or you may revoke a previously submitted proxy at the Annual Meeting by giving notice to our Secretary at the Annual Meeting.

For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our Transfer Agent who will assist in tabulating the stockholder vote.

Our mailing address is 25 Enterprise Center, Suite 104, Middletown, Rhode Island 02842. Our telephone number is (401) 848-6300, and facsimile number is (401) 848-6444. We do not maintain a web site. The approximate mailing date of this Proxy Statement and Notice of Annual Meeting and form of proxy is May 15, 2006.

PROPOSAL 1

ELECTION OF DIRECTORS

The table below sets forth the name of each person nominated by the Board to serve for a term expiring on the date of the next annual meeting and until his respective successor is elected and qualified. Each nominee has consented to be named as a nominee and, to our present knowledge, is willing and able to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the Annual Meeting (a situation which is not expected), proxies solicited hereunder will be voted in favor of those who remain as candidates and may be voted for substitute nominees. The director’s service as a director of BNS Co., our wholly-owned subsidiary, prior to December 14, 2004, the date we reorganized as a holding company, is included when determining the year the director was first elected as a director of ours. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted “FOR” the election of the following persons:

Name (Age)	Year First Elected Director	Principal Occupation During Last Five Years and Directorships in Public Reporting and Other Companies

Richard M. Donnelly (62)	1999	Since 1999, Mr. Donnelly has been a principal in the firm of Donnelly Associates, a consulting firm to manufacturing industries, and an industrial partner in Ripplewood Holdings, a private equity firm. From 1995 to 1998, he was President of General Motors Europe. He is currently a Director of Oshkosh Truck Corp. (a designer and manufacturer of specialty trucks and truck bodies), Capstone Turbine Corporation (Nasdaq: CPST) (a developer and manufacturer of microturbine cogeneration systems for clean, continuous energy), and AsahiTec (a publicly-traded Japanese casting company majority owned by Ripplewood Holdings) as well as Chairman of the Board of both Niles Parts Co. Ltd., Japan (a private company majority owned by Ripplewood Holdings), and HIT, a Belgium-based light alloy casting company also owned by Ripplewood Holdings. He was formerly a Director of Powerway, Inc., a privately held software company.

J. Robert Held (67)	1996	Since 1996, Mr. Held has served as a consultant to the computer industry. From 1988 to 1995, he was President, Chief Executive Officer and a Director of Chipcom Corporation, a computer communications company. Mr. Held is currently a Director of Art Technology Group (Nasdaq: ARTG), a customer relationship management company, and Azimuth Inc., a start-up in the wireless market. Until 2004, Mr. Held served as a director of e-studio, a webcasting business, and ESI, a software company.

James Henderson (48)	2004	Mr. Henderson has served as a Vice President of Steel Partners, Ltd., a management and advisory company, since March 2002. Mr. Henderson served as a Vice President of Steel Partners Services, Ltd. from August 1999 through March 2002. Mr. Henderson served as President and Chief Operating Officer of WebFinancial Corporation (a publicly-traded company), a commercial and consumer lender, since November 2003 and as Chief Executive Officer and a Director since June 2005. He has served as a Director of WebBank, an FDIC Insured, State of Utah Industrial Loan Corporation, since March 2000, Acting Chief Executive Officer of WebBank from November 2004 until May 2005 and as Chairman since November 2004. He has also served as President of Gateway Industries, Inc., a provider of database development and website design and development services, since

Name (Age)	Year First Elected Director	Principal Occupation During Last Five Years and Directorships in Public Reporting and Other Companies
		December 2001. Mr. Henderson served as acting Chief Executive Officer of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operator procedures on military weapons, from July 2002 until March 2003, and as a director from December 1999 until September 2003. From January 2001 to August 2001, Mr. Henderson served as President of MDM Technologies, Inc., a direct mail and marketing company. From 1996 to July 1999, Mr. Henderson was employed in various positions with Aydin Corporation, which included tenure as President and Chief Operating Officer from October 1998 to June 1999. Prior to his employment with Aydin Corporation, Mr. Henderson was employed as an executive with UNISYS Corporation, an e-business solutions provider. Mr. Henderson has served as a director of SL Industries, Inc., a manufacturer and marketer of power and data quality systems and equipment for industrial, medical, aerospace and consumer applications, since January 2002, and of Del Global Technologies Corp., a manufacturer and marketer of medical imaging equipment and power conversion subsystems, since November 2003, as well as Chairman of Del Global since May 2005.

Jack Howard (44)	2004	Mr. Howard co-founded Steel Partners II, L.P. in October 1993, where he currently holds representative positions. He has served as a director since 1996 and as Vice President since 1997 of WebFinancial Corp. (formerly Rose’s Holdings Inc.), a commercial and consumer lender that owns WebBank Corp., an FDIC insured industrial loan bank located in Salt Lake City, Utah. In 2005, Mr. Howard began serving as a director of WHX Corporation. Also in June 2005, he joined the board of Cosine Communications. From January 1989 to present, Mr. Howard has served as Principal at Mutual Securities, Inc., a registered broker-dealer.

Kenneth N. Kermes (70)	2000	Mr. Kermes has served as our Chairman of the Board of Directors since May 2001. From January 2004 to September 2004, he served as Director of Major Gifts, Advancement Department of the University of Rhode Island. From April 2002 to January 2004, he was Vice President of Planning and Service Development, South County Hospital. From May 2001 to April 2002, and from 1999 to 2000, he was a Partner at SeaView Capital, a private equity firm. From May 2000 to May 2001, he was Interim President and Chief Executive Officer of BNS Co. From 1998 to 1999, he was a partner at Bay View Equity Partners, a private equity firm. From 1994 to 1998, he served as Vice President for Business and Finance and Chief Financial and Administrative Officer for the University of Rhode Island. From 1998 to date, he has served as a Director of AT Wall, a metal stamping company. From 1996 to date, he has served as a Director of Bradford Soap International, a soap manufacturing company, and from 2005 to date he has served as a director of ION Signature Technology, Inc., a software development company for scientific analytical equipment.

Recommendations of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

GENERAL INFORMATION

RELATING TO THE BOARD OF DIRECTORS

Organization and Meetings

The Board, which is comprised exclusively of non-employee directors, presently maintains standing committees on audit (“Audit Committee”) and corporate governance, compensation and nominating committee (“Nominating, Compensation and Corporate Governance Committee”). The Board held six regular meetings and three special meetings in 2005. Each of the directors participated in 75% or more of the aggregate number of meetings of the Board and of the committees on which he is a member. The Board does not have a policy requiring attendance by the directors at the Company’s Annual Meetings. One director attended the Company’s 2005 Annual Meeting.

Audit Committee

The Audit Committee is composed of Messrs. Kermes (Chairman), Donnelly and Held. The Audit Committee met four times in 2005.

The current members of the Audit Committee satisfy the independence requirements and other established criteria by the Boston Stock Exchange and the Securities and Exchange Commission. The Board has determined that Mr. Kermes, Chairman of the Audit Committee, is an “audit committee financial expert.” The Audit Committee recommends, for approval by the stockholders, the appointment of a firm of independent certified public accountants to audit the Company’s financial statements. The Audit Committee approves all audit and non-audit services provided by the Company’s independent auditor. The Audit Committee also meets with the independent accountants and the Company’s chief financial officer to review the scope and results of the audit, the scope of audit and non-audit services, the range of audit and non-audit fees, any proposed changes in accounting policies, practices, or procedures, including those relating to the Company’s internal controls, and the Company’s financial statements to be included in the Company’s Annual Report on Form 10-KSB and other related matters. A copy of the Charter for the Audit Committee is attached hereto as Annex A.

Nominating, Compensation and Corporate Governance Committee

The Nominating, Compensation and Corporate Governance Committee is composed of Messrs. Held (Chairman), Donnelly and Howard. Each of the members of this committee, other than Mr. Howard, is an “independent director” under the rules of the Boston Stock Exchange. Pursuant to the rules of the Boston Stock Exchange, the Board has determined that, based on Mr. Howard’s current and past professional experience, including serving as a vice president and director of a public company and as a director of several private companies, his membership on this committee is in the best interests of the Company and its stockholders. The Nominating, Compensation and Corporate Governance Committee met once in 2005.

The purposes of the Nominating, Compensation and Corporate Governance Committee are (i) to identify individuals qualified to become members of the Board, (ii) to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders, (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and (iv) to discharge the Board’s responsibilities relating to the compensation of the Company’s executives and prepare an annual report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with the proxy rules. The committee also performs a periodic review of salaries and compensation/benefit plans for the executive officers and other key management personnel of the Company and administers the Company’s 1999 Equity Incentive Plan. A copy of the charter for the Nominating, Compensation and Corporate Governance Committee was attached as Annex C to the Company’s May 2004 Proxy Statement.

The Nominating, Compensation and Corporate Governance Committee may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons. Once a potential nominee has been identified, the Nominating, Compensation and Corporate Governance Committee evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board. This assessment includes an evaluation of whether: (a) the nominee is an individual of the highest personal and professional integrity; (b) the nominee has substantial experience which is of particular relevance to the Company; (c) whether the nominee has sufficient time available to devote to the affairs of the Company; and (d) the nominee will be effective, in conjunction with the other directors, in collectively serving the interests of the stockholders.

Each nominee for election at the Annual Meeting was recommended to the Board by the Nominating, Compensation and Corporate Governance Committee. In addition, each of the nominees was identified in accordance with the requirements of the Confirmatory Agreement between the Company and Steel Partners II, L.P. See “Certain Relationships and Related Transactions—Confirmatory Agreement with Steel Partners” below.

Stockholder Nominations

The Nominating, Compensation and Corporate Governance Committee considers stockholder nominations for candidates for membership on the Board when properly submitted in accordance with the Company’s By-laws. The Nominating, Compensation and Corporate Governance Committee will review and evaluate such stockholder nominations in the same manner as it evaluates all other nominees.

The Company’s By-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. A stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to the Company’s Secretary pursuant to the By-laws as described in “Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (i) the name, business and residential address, and age of the proposed nominee, (ii) the principal occupation or employment of the prospective nominee, (iii) the number of shares of the Company’s capital stock which are beneficially owned by the prospective nominee, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, and (vi) the consent of each nominee to serve as a director of the Company if so elected. In addition, all nominations, other than nominations submitted on behalf of the incumbent Board, must be accompanied by a petition in support of such nomination signed by at least 100 record holders of shares of capital stock of the Company entitled to vote in the election of such directors, holding in the aggregate not less than 1% of the voting power of the shares of capital stock of the Company entitled to vote in the election of such director as of the date the petition is submitted.

Stockholders may make informal recommendations for nominees for directors by calling the Company’s Corporate Secretary at (401) 848-6400. Such recommendations are not entitled to the benefit of By-law procedures described above.

Director Compensation

On January 20, 2005, the Board of the Company voted to pay, as payment of the Director Retainer Fee, as defined in the 1999 Equity Incentive Plan for the year 2005, an award of 1,000 restricted shares of Class A Common Stock, granted under the Plan, plus $15,000 in cash to each of the five directors in office on January 1, 2005. The restrictions on these shares expired on January 24, 2006. On March 13, 2006, as payment of the Director Retainer Fee for the year 2006, an award of an additional 1,000 restricted shares of Class A Common Stock, plus $15,000 in cash to each of the five directors in office on January 1, 2006. No additional retainer is paid to directors who are chairpersons of a committee.

For attendance at meetings, each director receives a fee of $750 for each Board meeting attended and $500 for each Committee meeting attended as well as a fee of $375 for each teleconference Board meeting, and $250 for each teleconference Committee meeting, which lasts more than one-half hour in duration.

In January 2005, our board of directors authorized a $30,000 cash payment to Kenneth Kermes, our Chairman of the Board, which was paid on February 8, 2005, as additional compensation for services he rendered in connection with the negotiation of a proposed acquisition.

Certain Relationships and Related Transactions

Confirmatory Agreement with Steel Partners

On December 6, 2004, we entered into a Confirmatory Agreement (the “Confirmatory Agreement”) with Steel Partners II, L.P. (“Steel”). On December 8, 2004, Steel held approximately 597,057 shares of our Class A Common Stock (representing approximately 19.9% of our combined outstanding Class A and Class B Common Stock at the time). Under the Confirmatory Agreement, Steel acquired additional shares of our stock from Couchman Partners, L.P., resulting, after such purchase, in Steel’s ownership of our Common Stock increasing to 41.8% of the outstanding common stock. In connection with these acquisitions, the Company agreed to amend its Rights Agreement to increase the common stock ownership threshold applicable to “Existing Persons” (as defined in the Rights Agreement) from 20% to 45%.

Pursuant to the terms of the Confirmatory Agreement, following the acquisition, two of the then five independent directors on the Company’s Board of Directors resigned from the Board and the number of directors on the Board was fixed at five. Presently two of our five directors, Jack Howard and James Henderson, are representatives of Steel. The Company has agreed to recommend election of two representatives of Steel (Messrs. Howard and Henderson) for election as directors at this Annual Meeting. Until the election of directors at this Annual Meeting, the Board of Directors then in office will not, without the prior approval of at least 66.7% of the members of the Board of Directors then in office, (a) form an executive committee, (b) increase the size of the Board of Directors above five directors, (c) approve any executive compensation, including option or stock grants to executives, (d) remove a director without cause, or (e) take any other action that would adversely affect the rights and powers of the Steel representatives as directors or take any action that would adversely affect the rights and powers of the Non-Steel Representatives as directors.

Steel has also agreed in the Confirmatory Agreement that, until the elections for directors are held at the Annual Meeting, Steel and its affiliates will vote all shares of common stock beneficially owned by them in favor of directors who are not affiliated with, nor are representative of, Steel (the “Non-Steel Representatives”) so that at least 60% of the Company’s directors are Non-Steel Representatives.

Steel has also agreed in the Confirmatory Agreement that at the Annual Meeting, and at each meeting of stockholders held thereafter prior to December 31, 2009 where directors are elected, Steel will vote its and its affiliates’ shares to elect at least two Non-Steel Representatives as directors who will be the same as two of the three Non-Steel Representatives on the Existing Non-Steel Representatives Directors Committee, or successors designated by them as Post 2006 Non-Steel Representatives Nominees (as defined below), or elect at least two Non-Steel Representatives selected by Steel if there are no Post 2006 Non-Steel Representatives Nominees designated by the Existing Non-Steel Representatives Directors Committee available for election as the Post 2006 Non-Steel Representatives Directors. The Post 2006 Non-Steel Representatives Directors will include any two of Messrs. Kermes, Donnelly and Held, or any successors previously designated by them (the “Post 2006 Non-Steel Representatives Nominees”) as long as they remain qualified as a Non-Steel Representative and are willing to serve as directors of the Company and at least two of the Post 2006 non-Steel Representatives Nominees, or successors designated by them from time to time after the elections at the Annual Meeting, constitute the “Post 2006 Non-Steel Representatives Directors Committee”.

In the event that none or only one of the Post 2006 Non-Steel Representatives Nominees, and successors designated by them, are willing and able to stand for election as Independent Directors, then a committee of the then Non-Steel Representatives of the Board of Directors will nominate a replacement (or replacements, if applicable) candidates to fill the Non-Steel Representatives positions on the Board of Directors. Under the terms of the Confirmatory Agreement, there will be two Non-Steel Representatives on the Board of Directors at all times following this Annual Meeting through December 31, 2009. However, in the event that there are no Post

2006 Non-Steel Representatives Directors (or a successor designated by them) or any Post 2006 Non-Steel Representatives Nominees for the Non-Steel Representatives Directors Committee at a given time, then the remaining directors will (after good faith consultation with any available Post 2006 Non-Steel Representatives Nominees) select new Non-Steel Representatives Directors.

The Confirmatory Agreement further provides that the approval of the Non-Steel Representatives will be required, or in certain circumstances the approval of the stockholders, subject to certain exceptions (all as set out in the Confirmatory Agreement) before the adoption or consummation of certain actions, including the following: (1) entering into any contract, arrangement, understanding or transaction between Steel and the Company; (2) further amending, modifying or repealing of the Rights Agreement after the amendment contemplated by the Confirmatory Agreement; and (3) any amendment, modification or repeal of the Confirmatory Agreement.

The Confirmatory Agreement terminates on December 31, 2009.

Michael Warren Associates Agreement

As of January 2006, the Company entered into an agreement with Michael Warren Associates, Inc. through the end of 2006. The Company had previously been a party to a separate agreement with Michael Warren Associates concerning his compensation in 2005. Michael Warren receives his compensation from the Company through Michael Warren Associates, Inc. See “Employment, Severance, and Other Agreements—Michael Warren Associates Agreements” below.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has furnished the following report on its activities:

The Audit Committee is composed of three directors, all of whom satisfy the independence requirements and other established criteria by the Boston Stock Exchange and the Securities and Exchange Commission. The Board has determined that Mr. Kermes, Chairman of the Audit Committee, is an “audit committee financial expert.”

The Audit Committee acts under a written charter adopted by the Board. A copy of this Charter is attached hereto as Annex A.

Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Audit Committee oversees the Company’s financial reporting process and internal controls on behalf of the Board. In this regard, it helps to ensure the independence of the Company’s auditors, the integrity of management and the adequacy of disclosure to stockholders. Representatives of the independent auditors and financial management and consultants and other management personnel have unrestricted access to the Audit Committee.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives.

The Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB for 2005 with management and the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements, the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has received from the Company’s auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the auditors their independence from the Company and its management.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits and met with the auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting, and reviewed significant legal contingencies and developments. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee also reviewed the Company’s compliance program.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission.

Kenneth N. Kermes, Chairman

Richard M. Donnelly

J. Robert Held

March 3, 2006

CORPORATE GOVERNANCE MATTERS

The Company has a Code of Business Conduct and Ethics which applies to all directors, officers and employees of the Company, including executive officers. A copy of the Code of Business Conduct and Ethics was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. Stockholders may also obtain free of charge printed copies of this policy as well as the committee charters for the Company’s Board by writing to the Corporate Secretary at the Company’s headquarters at 25 Enterprise Center, Suite 104, Middletown, Rhode Island 02842.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below, as of the record date, are the persons or groups known to the Company who beneficially own, under the applicable rules and regulations of the Securities and Exchange Commission, more than 5% of any class of the Company’s voting securities, each of the Company’s directors and named executive officers and all of the Company’s directors and executive officers as a group.

Name and Address of Beneficial Owner	Title of Class of Common Stock	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
5% or Greater Stockholders:

Steel Partners II, L.P.(3) 590 Madison Avenue, 32nd Floor New York, NY 10022	Class A	1,264,880	41.8%

Warren G. Lichtenstein(3) Chairman, CEO, and Secretary Steel Partners, L.L.C. 590 Madison Avenue, 32nd Floor New York, NY 10022	Class A	1,264,880	41.8%

Dimensional Fund Advisors Inc.(4) 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	Class A	182,108	6.0%

Directors and Named Executive Officers:

Kenneth N. Kermes	Class A	48,000	1.6%

J. Robert Held	Class A	19,800	*

Richard A. Donnelly	Class A	18,000	*

Jack Howard(3)	Class A	2,600	*

James Henderson(3)	Class A	2,000	*

Michael Warren	Class A	0	0

All directors and executive officers as a group (6 persons)	Class A	90,400	3.0%

*	less than one percent (1%)
(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes options and warrants to purchase shares of common stock exercisable within sixty (60) days. Unless otherwise noted, shares are owned of record and beneficially by the named person.
(2)	Based on 3,030,444 shares of Class A Stock and no shares of Class B Stock outstanding on the record date.
(3)

Steel Partners II, L.P., a Delaware limited partnership whose principal business is investing in the securities of small cap companies, has sole voting and dispositive power and is deemed to have beneficial ownership of the reported shares. Steel Partners, L.L.C., is a Delaware limited liability company whose principal business is acting as the general partner of Steel Partners II, L.P. Warren G. Lichtenstein is the Chairman, CEO, Secretary and the sole executive officer and managing member of Steel Partners L.L.C. By virtue of his relationships with Steel Partners L.L.C., and Steel Partners L.L.C.’s relationship with Steel Partners II, L.P., both are deemed to have beneficial ownership of the reported shares. Mr. Lichtenstein also has sole voting and dispositive power over the reported shares. As representatives of Steel Partners II, L.P., Messrs. Howard and Henderson may be deemed members of the Section 13(d) reporting group. Mr. Howard, who has sole voting and dispositive power over his 2,600 shares, holds 600 shares through JL Howard, Inc., an entity controlled by Mr. Howard, which may also be deemed a member of the group, and 2,000 shares directly. Mr. Henderson has sole voting and dispositive power over his 2,000 shares, which he owns directly. Messrs. Howard and Henderson claim no voting or dispositive power over the Steel Partners II, L.P. shares.

(4)	Dimensional Fund Advisors Inc. (“Dimensional”), a registered investment advisor, has sole voting and dispositive control over and is deemed to have beneficial ownership of the reported shares, all of which shares are held in portfolios of various registered investment companies and trusts, and for all of which Dimensional serves as investment manager or advisor. Dimensional disclaims beneficial ownership of all such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of Forms 3, 4 and 5 furnished to the Company since January 1, 2005, the Company believes that all officers and directors required to file Forms 3, 4 and 5 have filed on a timely basis with respect to transactions reportable for the year 2005.

MANAGEMENT

Executive Officers of the Company Who Are Not Directors

The following table summarizes information regarding executive officers of the Company as of May 15, 2006.

Name	Age	Positions Held During the Last Five Years
Michael Warren	55	Since January 24, 2003, Mr. Warren has been President and Chief Executive Officer and since December 20, 2002, Vice President and Chief Financial Officer, of BNS Co. (and of BNS Holding after December 13, 2004. From 2000 to present, Mr. Warren has been the President of Michael Warren Associates, Inc., a management consulting firm. From 2000 to 2002, he worked as a Consultant for Resources, Inc., a management consulting firm. From 1997 to 2000, he was Executive Vice President, U.S. Restaurant Properties, Inc., a real estate investment trust. From 1996 to 1997, Mr. Warren served as Vice President and CFO for South East Fast Food Partners, Inc., a food services corporation.

Each executive officer holds office until the first meeting of the Board of Directors following the next Annual Stockholders’ meeting and until his successor is elected or appointed and qualified, unless he dies, resigns, is removed or replaced.

There are no family relationships between any of our directors or executive officers.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation during each of the last three fiscal years of Michael Warren, the President, Chief Executive Officer and Chief Financial Officer of BNS Co. and, after December 14, 2004, of BNS Holding. Mr. Warren is currently the only executive officer of the Company. Michael Warren became BNS Co.’s President and Chief Executive Officer on January 24, 2003. Mr. Warren is not an employee but joined BNS Co. first as a consultant and then as its CFO in December 2002. Mr. Warren’s compensation is set forth in the table and detailed under “Employment, Severance and other Agreements” below. Any compensation reported in one year is not reported as compensation for a subsequent year.

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)
Michael Warren	2005	188,330	—	—
President, CEO, and CFO(1)	2004	164,313	147,675	—
	2003	201,524	404,000	—

(1)	Mr. Warren acts as a consultant to the Company pursuant to an agreement between Michael Warren Associates, Inc. and the Company. His salary represents his consulting fees for 2003, 2004 and 2005. His bonus represents incentive compensation payments made as a result of the sale of the Rhode Island Property in 2003 and the sale of the U.K. subsidiary in 2004.

Option Grants in Last Fiscal Year

No options or stock appreciation rights were awarded to the named executive officer in fiscal year 2005.

Aggregated Option Exercises and Fiscal Year-End Values

There were no options exercised by the named executive officer during fiscal year 2005 and there are no outstanding options being held by the named executive officer.

Employment, Severance and Other Agreements

At fiscal year end 2005, the Company had no retirement plans or arrangements calling for payments under employment agreements, severance agreements or change-in-control payments other than the Company’s agreement with Michael Warren Associates, Inc.

From December 1 to December 20, 2002, Michael Warren, and his firm Michael Warren Associates, Inc., was engaged as a management consultant to the Company pursuant to the terms of his November 20, 2002 engagement letter (the “2002 Warren Agreement”). Mr. Warren became Vice President and Chief Financial Officer effective December 20, 2002 and, in addition, was elected President and Chief Executive Officer effective January 24, 2003. Under the 2002 Warren Agreement, Mr. Warren provided general management consulting services, served as President, CEO and CFO and performed such other duties as were from time to time agreed upon.

Mr. Warren’s compensation during 2004 was based on the terms of his 2002 Warren Agreement, which was amended on January 24, 2003, April 8, 2003, November 3, 2003 and February 23, 2004. The term of the 2002 Warren Agreement ended on December 31, 2004. Under that agreement, Mr. Warren’s compensation was based on a rate of $180 per hour. Pursuant to the terms of the Agreement, Mr. Warren received a $404,000 incentive payment in connection with the sale of the Company’s Rhode Island Property on August 26, 2003 and a $147,675 incentive payment in connection with the sale of the U.K. Subsidiary, which closed on June 16, 2004.

Mr. Warren’s compensation during 2005 was based on the terms of a new consulting agreement with Michael Warren Associates, Inc. dated as of March 7, 2005 (the “2005 Warren Agreement”), which replaced the expired 2002 Warren Agreement. The term of the 2005 Warren Agreement expired December 31, 2005.

The Company entered into a new consulting agreement with Michael Warren Associates, Inc., dated as of January 1, 2006 (the “2006 Warren Agreement”). Under the 2006 Warren Agreement, Mr. Warren provides general management consulting services, serves as President, CEO and CFO and performs such other duties as may from time to time be agreed upon. The term is for a period of one year or until notice of termination is given by either party. The 2006 Warren Agreement is terminable by the Company immediately for “cause”, as defined therein, or upon thirty days prior notice by either party. Under the agreement, Mr. Warren’s compensation is based on a rate of $200 per hour. Also under the agreement, Mr. Warren is entitled to additional incentive compensation in the form of a cash bonus in an amount equal to no more than 40% of his firm’s billings during the term of the agreement or restricted stock, at the discretion of the Board of Directors of the Company.

PROPOSAL 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006. If stockholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent auditors, the Audit Committee of the Board will consider the appointment of other certified public accountants. A representative of Ernst & Young LLP will be present at the Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire. The approval of the proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast by the holders of Class A Stock and Class B Stock voting as a single class represented and entitled to vote thereon.

Our principal accountant for the audit of our annual financial statements for our fiscal years ended December 31, 2004 and 2005, was Ernst & Young LLP. The following table presents fees paid by us for professional services rendered by Ernst & Young LLP for the fiscal years 2005 and 2004.

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$97,000	$86,500
Audit-Related Fees	13,000	10,000
Tax Fees	4,000	40,000
Other Fees	—	—

Total Fees	$114,000	$136,500

Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plans audits and consultations concerning financial accounting and reporting matters not classified as audits.

Tax Fees were for professional services for U.K. tax advice and tax planning.

There were no Other Fees paid to Ernst & Young LLP in either 2005 or 2004 related to other services. No fees were paid to Ernst & Young LLP for financial information systems design or implementation services during 2005 or 2004.

The Company’s Audit Committee has not established any pre-approval procedures, but instead reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All of the fees shown above were pre-approved by the Audit Committee.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

OTHER MATTERS

It is not expected that any matters other than those in the Notice of Annual Meeting, as described in this Proxy Statement, will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxies in accordance with the discretion of the persons named in such proxy.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Company’s Board as a whole or with certain directors, including committee chairpersons or the Chairman of the Board, individually, may do so by writing the Corporate Secretary at the Company’s headquarters at 25 Enterprise Center, Suite 104, Middletown, Rhode Island 02842. Each stockholder communication should include an indication of the submitting stockholder’s status as a shareholder of the Company and eligibility to submit such communication. Each such communication will be received for handling by the Corporate Secretary, who will maintain originals of each communication received and provide copies to (i) the Chairman and (ii) any other appropriate committee(s) or director(s) based on the expressed desire of the communicating shareholder and content of the subject communication. The Corporate Secretary also will coordinate with the Chairman to facilitate a response, if it is believed that a response is appropriate or necessary, to each communication received. The Nominating, Compensation and Corporate Governance Committee will review all stockholder communications received on a periodic basis. The Board of Directors reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be submitted at the Company’s 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company on or before February 15, 2007, in order to be considered for inclusion in the Company’s proxy materials for the year 2007 Annual Meeting of Stockholders.

The Company’s By-Laws provide that notice of a nomination by a stockholder with respect to the election of directors at the 2007 Annual Meeting must contain the information specified in the By-Laws and must be received by the Company’s Corporate Secretary 60 days prior to the anniversary date of the 2006 Annual Meeting.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires us to file reports, proxy statements and other information with the SEC. You may inspect and request copies of our reports, proxy statements and other information filed by us at the public reference facilities at the SEC’s office at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549, at the SEC’s Regional Office at Room 1102, Jacob K. Javits Federal Building, 26 Federal Plaza, New York, NY 10278 and at the SEC’s Regional Office at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You may also obtain a copy of such material from the Public Reference Section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our reports, proxy statements and other information can also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

Annex A

Authorized: 10/23/97

Revised: 4/8/03

Adopted from BNS Co. Charter 12/8/04

BNS HOLDING, INC.

AUDIT COMMITTEE CHARTER

Audit Committee

The Audit Committee “(Committee”) is a standing committee of and approved by the Board of Directors (“BOD”) and shall be comprised of at least three directors, all of whom are independent of management. The Committee shall consist of not less than three members appointed by the BOD of the Company. Members of the Committee shall each satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”) and the New York Stock Exchange (“NYSE”) and any other exchange that the Company’s securities are listed on as such requirements are interpreted by the Committee in its business judgment, shall be or become versed in reading and understanding financial statements. No member of the Committee may sit on more than three separate audit committees. The term of appointment is at the discretion of the BOD.

The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least quarterly, with management and the independent auditor to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee will record the results of reviews made and action taken at such meetings and will report to the full BOD with respect to its meetings, including recommending action by management or by the full BOD as the case may be. A majority of the members of the Committee shall constitute a quorum. In the absence of the chairperson of the Committee, the members of the Committee may appoint any other member to preside.

The Committee shall have free access to the external auditors, internal auditors (if any), and financial management, and if necessary, the authority to contract for help from outside legal, auditing, or consulting firms.

Duties and Responsibilities

1.	Review and select independent (and if necessary, determine replacement of or rotation of) external auditors for the Company in each fiscal year for recommendation to the full BOD.

2.	Pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the external auditor.

3.	Receive formal written statements, at least annually, from the external auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; discuss with the external auditor any disclosed relationships or services that may impact the objectivity and independence of the external auditor, addressing at least the matters set forth in Independence Standards Board Standard No. 1; and if so determined by the Committee, recommend that the BOD take appropriate action to satisfy itself of the independence of the auditor.

4.	Review with the director of audit or equivalent and the external auditors and approve their annual audit plans, including the degree of coordination of their respective plans and ascertain the independence of the external auditors. Review and approve with the external auditors the full scope of their services and the related fees.

5.	Review the annual financial statements with the external auditors, obtain explanations for all significant variances in the financial statements between years, inquire as to whether any proposed material adjustments were not recorded or whether any second opinions were sought on significant accounting issues, and review any other considerations bearing upon certification of the Company’s financial statements.

6.	Review with the director of audit or equivalent and the external auditors the results of their audit examinations, including the management letters from external auditors with specific regard to the adequacy of financial controls and to improvements in accounting procedures, systems, and policies, and review management’s response to the issues contained therein.

A.	Computer Controls

B.	Accounting Controls

7.	Review management’s progress regarding the proposed actions in management’s response to the issues highlighted in the external auditors management letters.

8.	At least annually, receive a report, orally or in writing, from the external auditor detailing the firm’s internal quality control procedures (including computer and accounting controls and any material issues raised by external auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm and evaluate such performance.

9.	Reviewing the impact of any significant changes in accounting principles or practices (both of general applicability or as adopted by the Company), auditing standards, or SEC reporting requirements, as well as the appropriateness of the Company’s accounting principles and financial disclosure practices and the degree of aggressiveness or conservatism used in applying those principles and practices.

10.	Review the significant reserves established by the Company with management and the external auditors.

11.	Receive and review reports of the external auditor discussing 1) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor, and 3) other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences.

12.	Review and discuss with management and the external auditor the annual and quarterly financial statements and MD&A of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards. Discuss with management and external auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”

13.	Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies.

14.	Discuss with management and independent auditor any changes in Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

15.	Meet, periodically, with the CEO, CFO, (and, if applicable the senior internal auditing executive) and the external auditor in separate executive sessions to discuss results of examinations. In connection with and prior to giving their required certifications, the CEO and CFO must disclose to the auditors and the Committee all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

16.	Discuss with the external auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

17.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

18.	Determine the open years on federal income tax returns and whether there are any significant items that have been disputed by the IRS and inquire as to the status of the related tax reserves.

19.	Review with the Company’s outside counsel and manager of human resources or equivalent legal issues that may have a significant impact on the Company’s financial statements.

20.	Review the quality and effectiveness of the Company’s financial organization.

21.	Review management’s program of monitoring the Company’s corporate policies and any other matters regarding the ethical conduct of the Company, including the results of compliance plans.

22.	Review with management and the external auditors, officers’ expenses and perquisites, including any use of corporate assets.

23.	Maintain open communications with the director of audit or equivalent and the external auditors by holding private meetings with them regularly. Provide the external auditors with open access to the chairperson of the Committee so that they may bring matters to his or her attention at any time.

24.	Follow up any allegations of deviations from accepted business practices brought to the Committee’s attention, including initiating or authorizing implementation of any special investigations or other functions on behalf of the BOD.

25.	Receive and amend as may be necessary the agenda for the Committee meeting, ensure that minutes are prepared, and report the Committee’s activities to the full BOD on a regular basis.

26.	Review and update the Committee’s Charter periodically and report to the BOD on any recommended changes.

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BNS Holding, Inc.

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C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	123456	C0123456789	12345

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the approval of the following proposals.

A Election of Directors

1.	To elect the following five nominees as directors of the Company:

	For	Withhold

01 - Richard M. Donnelly	☐	☐

02 - J. Robert Held	☐	☐

03 - Jack Howard	☐	☐

04 - James Henderson	☐	☐

05 - Kenneth N. Kermes	☐	☐

B Ratification of Accountants

		For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending December 31, 2006.	☐	☐	☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the above Proposals.

NOTE: When signing as Executor, Administrator, Trustee, Guardian, etc., add full title. (Sign exactly as name appears on this card.)

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

0 0 9 4 6 6 1	1 U P X	C O Y

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Proxy - BNS Holding, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints each of J. Robert Held and Jack Howard, proxies with power of substitution to vote for the undersigned at the Annual Meeting of Stockholders called for Thursday, June 15, 2006, at 11:00 A.M., at 25 Enterprise Center, Middletown, Rhode Island, and at any adjournments, all shares of stock which the undersigned would be entitled to vote if present in accordance with their judgment upon any matters that may properly come before said meeting and to vote as specified on the reverse.

A majority of the proxies present and acting at the meeting in person or by substitute (or if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement pertaining to the aforesaid meeting and a copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

To approve the Board of Directors’ recommendations, simply sign and date the back. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on June 15, 2006.

THANK YOU FOR VOTING